Exhibit 2

                             LETTER OF TRANSMITTAL
                        To Tender Shares of Common Stock
                                       of
                             SCOR U.S. CORPORATION
          Pursuant to the Offer to Purchase dated November 9, 1995 by
                          SCOR MERGER SUB CORPORATION
                          A Wholly Owned Subsidiary of
                                   SCOR S.A.
 -------------------------------------------------------------------------------
   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
       TIME, ON FRIDAY, DECEMBER 8, 1995, UNLESS THE OFFER IS EXTENDED.
 -------------------------------------------------------------------------------

                        The Depositary for the Offer is:
                              THE BANK OF NEW YORK

                                        By Facsimile Transmission
             By Mail:               (for Eligible Institutions only):     By Hand or Overnight Courier:
   Tender & Exchange Department               (212) 815-6213               Tender & Exchange Department
          P.O. Box 11248                                                        101 Barclay Street
      Church Street Station               Confirm by telephone:             Receive and Deliver Window
  New York, New York 10286-1248               (800) 507-9357                 New York, New York 10286

                              -------------------

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be completed by stockholders ("Stockholders") if certificates for Shares (as defined below) are to be forwarded herewith or if tenders of Shares are to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company, Midwest Securities Trust Company or Philadelphia Depository Trust Company (collectively, the "Book-Entry Transfer Facilities"), pursuant to the procedures set forth in the section of the Offer to Purchase entitled "THE OFFER--3. Procedure for Tendering Shares". Stockholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other Stockholders are referred to herein as "Certificate Stockholders." Stockholders whose certificates are not immediately available, or who cannot comply with the book-entry transfer procedures on a timely basis or who cannot deliver their certificates and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase), may nevertheless tender their Shares according to the guaranteed delivery procedure set forth in the section of the Offer to Purchase entitled "THE OFFER--3. Procedure for Tendering Shares". See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY FOR THIS OFFER (AS DEFINED HEREIN).

    Stockholders who wish to tender their Shares must, at a minimum, complete columns (1) through (3) (other than Book-Entry Stockholders, who are not required to complete columns (2) and (3)) in the "Description of Shares Tendered" table below. If only those columns are completed, a Stockholder will be deemed to have tendered all of its Shares listed in the table. If a Certificate Stockholder wishes to tender with respect to less than all of its Shares, column (4) must also be completed, and such Certificate Stockholder should refer to Instruction 4.

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution ______________________________________________

    Check One:

    / / The Depository Trust Company      / / Midwest Securities Trust Company

    / / Philadelphia Depository Trust
          Company

  Account Number _______________________________________________________________

  Transaction Code Number ______________________________________________________

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

    Name(s) of Registered Stockholder(s) _______________________________________

    Window Ticket Number (if any) ______________________________________________

    Date of Execution of Notice of Guaranteed Delivery _________________________

    Name of Institution that Guaranteed Delivery _______________________________

    If Delivery by Book-Entry Transfer:
  Name of Tendering Institution ________________________________________________

    Check One:

    / / The Depository Trust Company      / / Midwest Securities Trust Company

    / / Philadelphia Depository Trust
          Company

  Account Number _______________________________________________________________

  Transaction Code Number ______________________________________________________

----------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF SHARES TENDERED
----------------------------------------------------------------------------------------------------------------
   NAME(S) AND ADDRESS(ES) OF REGISTERED
               STOCKHOLDER(S)
  (PLEASE FILL IN BLANK EXACTLY AS NAME(S)                            SHARES TENDERED
      APPEAR(S) ON THE CERTIFICATE(S))                     (ATTACH ADDITIONAL LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------------
                    (1)                             (2)                   (3)                     (4)
----------------------------------------------------------------------------------------------------------------
                                                                      TOTAL NUMBER
                                                                       OF SHARES
                                                CERTIFICATE          REPRESENTED BY              NUMBER
                                                 NUMBER(S)*         CERTIFICATE(S)*       OF SHARES TENDERED**
                                            --------------------------------------------------------------------
                                            --------------------------------------------------------------------
                                            --------------------------------------------------------------------
                                            --------------------------------------------------------------------
                                            --------------------------------------------------------------------
                                             TOTAL SHARES
----------------------------------------------------------------------------------------------------------------
 * Need not be completed by Book-Entry Stockholders.
 ** Unless a Certificate Stockholder otherwise indicates, it will be assumed that all Shares evidenced by any certificate(s) delivered to the Depositary are being tendered. See Instruction 4.
----------------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to SCOR Merger Sub Corporation, a newly organized Delaware corporation (the "Purchaser"), and a wholly owned subsidiary of SCOR S.A., a societe anonyme organized under the laws of The French Republic ("Parent"), the above-described shares of Common Stock, par value $0.30 per share (the "Shares"), of SCOR U.S. Corporation, a Delaware corporation (the "Company"), pursuant to the Purchaser's Offer to Purchase all of the outstanding Shares not currently beneficially owned directly or indirectly by Parent at a price of $15.25 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 9, 1995 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (together with the Offer to Purchase, the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates, the right to purchase the Shares tendered herewith.

    Upon the terms and subject to the conditions of the Offer, and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, including if the Offer is extended or amended, the terms or conditions of any such extension or amendment, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to all of the Shares that are being tendered hereby, and any and all cash dividends, distributions, rights, other Shares and other securities issued or issuable in respect thereof on or after the date of the Offer to Purchase (collectively, "Distributions"), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares (and all such other shares or securities) or transfer ownership of such Shares (and all such Distributions) on the account books maintained by a Book-Entry Transfer Facility, together in any such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (b) present such Shares (and all such Distributions) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such Distributions), all in accordance with the terms and the conditions of the Offer.

    The undersigned hereby irrevocably appoints the designees of the Purchaser, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or any substitute thereof shall deem proper in the sole discretion of such attorney-in-fact and proxy or such substitute, and otherwise act (including pursuant to written consent) with respect to all of the Shares tendered hereby (and any associated Distributions) which have been accepted for payment by the Purchaser, without further action, prior to the time of such vote or action, which the undersigned is entitled to vote at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. Such appointment shall be effective when, and only to the extent that, the Purchaser deposits the payment for such Shares (and any associated Distributions) with the Depository. This proxy and power of attorney shall be irrevocable and coupled with an interest in the Shares. Upon the effectiveness of such appointment, without further action, all prior proxies with respect to the Shares (and any associated Distributions) at any time given by the undersigned will be revoked, and no subsequent proxies will be given nor subsequent written consents executed (or, if given or executed, will not be deemed effective) with respect thereto by the undersigned. The undersigned understands that in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance of such Shares for payment, the Purchaser or its designees must be able to exercise full voting rights with respect to such Shares (and any associated Distributions).

    By accepting the Offer through the tender of Shares pursuant to the Offer, the undersigned hereby agrees to release, and hereby releases, all claims with respect to and in respect of the Shares other than the right to receive payment for such tendered shares and that, upon payment for the Shares, the undersigned waives any right to attack, and will be barred from thereafter attacking, in any legal proceeding the fairness of the consideration paid in the Offer.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any associated Distributions) tendered hereby and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment, and transfer of the Shares (and any associated Distributions) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer; and, pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Purchaser in its sole discretion.

    All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Subject to the withdrawal rights set forth in the section of the Offer to Purchase entitled "THE OFFER--4. Rights of Withdrawal", the tender of Shares hereby made is irrevocable.

    The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the section of the Offer to Purchase entitled "THE OFFER--3. Procedure for Tendering Shares" and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

    Unless otherwise indicated herein under "Special Payment Instructions", please issue the check for the purchase price and/or return any certificates for Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered". Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price and/or return any certificates for Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered". In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any certificates for Shares not so tendered or accepted for payment in the name of, and deliver said check and/or return such certificates to, the person or persons so indicated. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

 To be completed ONLY if certificate(s) for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned.

Issue check and/or certificate(s) to:

Name: ____________________________________
             PLEASE TYPE OR PRINT

__________________________________________

Address: __________________________________

__________________________________________
              (INCLUDE ZIP CODE)

__________________________________________
(TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
(SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

 To be completed ONLY if certificate(s) for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail check and/or certificate(s) to:

Name: ____________________________________
              PLEASE TYPE OR PRINT

__________________________________________

Address: __________________________________

__________________________________________
            (INCLUDE ZIP CODE)

__________________________________________
(TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
 (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

                                   IMPORTANT
                                   SIGN HERE

                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)
  Signature(s) of Stockholders(s)_______________________________________________
________________________________________________________________________________

  Dated: ____________, 1995

(Must be signed by registered Stockholder(s) exactly as name(s) appear(s) on the certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.) Name(s)_________________________________________________________________________
________________________________________________________________________________
                                 (Please Print)

Capacity (Full Title)___________________________________________________________

Address_________________________________________________________________________

________________________________________________________________________________
                              (Including Zip Code)

Area Code and Telephone Number__________________________________________________

Tax Identification or Social Security No._______________________________________

                 (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)
                         GUARANTEE OF SIGNATURE(S)
                         (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature____________________________________________________________

Name and Title__________________________________________________________________
                           (Please Type or Print)

Name of Firm____________________________________________________________________

Address_________________________________________________________________________
                               (Include Zip Code)

Dated: ____________, 1995

                                  INSTRUCTIONS
             Forming Part of the Terms and Conditions of the Offer

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box labeled "Special Payment Instructions" or the box labeled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES OR BOOK-ENTRY CONFIRMATIONS; LOST CERTIFICATES. This Letter of Transmittal is to be used either (i) if certificates are to be forwarded herewith or (ii) unless an Agent's Message (as defined in the Offer to Purchase) is used in lieu of this Letter of Transmittal, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in the section of the Offer to Purchase entitled "THE OFFER--3. Procedure for Tendering Shares". Certificates for all physically delivered Shares, or confirmation of any book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of Shares tendered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of book-entry transfer, an Agent's Message in lieu of this Letter of Transmittal), and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in the Offer to Purchase).

    Stockholders whose certificates are not immediately available, or who cannot complete the procedures for book-entry transfer on a timely basis or who cannot deliver their certificates and all other required documents to the Depositary on or prior to the Expiration Date, may nevertheless tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in the section of the Offer to Purchase entitled "THE OFFER--3. Procedure for Tendering Shares". Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary on or prior to the Expiration Date; and (iii) certificates for physically delivered Shares (or a Book-Entry Confirmation (as defined in the Offer to Purchase) with respect to such Shares), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of book-entry transfer, an Agent's Message in lieu of this Letter of Transmittal) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery.

    If any certificate(s) for the Shares tendered hereby have been lost or destroyed, that fact should be indicated on the face of this Letter of Transmittal. In such event, the Depositary will forward additional information and documentation necessary to be completed in order to effectively deliver such lost or destroyed certificate(s).

    IF SHARE CERTIFICATES ARE DELIVERED SEPARATELY TO THE DEPOSITARY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL MUST ACCOMPANY EACH SUCH DELIVERY.

    THE METHOD OF DELIVERY OF SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT SUCH CERTIFICATES AND DOCUMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or facsimile thereof), a Stockholder waives any right to receive any notice of the acceptance of the Shares for payment.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

    4. PARTIAL TENDERS (APPLICABLE TO CERTIFICATE STOCKHOLDERS ONLY). If fewer than all the Shares evidenced by any certificate submitted are to be tendered by a Certificate Stockholder, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such cases, new certificate(s) for the remainder of the Shares that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holders of the Shares tendered hereby, the signature must correspond with the names as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or purchased are to be issued in the name of, a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the certificates(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    6. STOCK TRANSFER TAXES. The Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such certificates are to be mailed to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

    8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to, or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from, the Information Agent (as defined in the Offer to Purchase) or the Dealer Managers (as defined in the Offer to Purchase) at their respective addresses set forth below or from your broker, dealer, commercial bank or trust company.

    9. SUBSTITUTE FORM W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or federal employer identification number, on Substitute Form W-9 below. Failure to provide the information on the form may subject the tendering stockholder to 31% federal income tax withholding on the payment of the purchase price. The box in Part 3 of the form may be checked if the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price thereafter until a TIN is provided to the Depositary.

    10. WAIVER OF CONDITIONS. Subject to the terms of the Offer, the Purchaser reserves the right to waive any of the specified conditions to the Offer, in whole or in part, in the case of any Shares tendered.

    IMPORTANT: EITHER THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY THEREOF), PROPERLY COMPLETED AND DULY EXECUTED, OR, IN THE CASE OF BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE IN LIEU OF THIS LETTER OF TRANSMITTAL (TOGETHER WITH CERTIFICATES FOR PHYSICALLY DELIVERED SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER) AND ALL OTHER REQUIRED DOCUMENTS, OR THE NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

    Under the federal income tax law, a stockholder whose tendered Shares are accepted for purchase is required by law to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is his or her social security number. If a stockholder fails to provide a TIN to the Depositary, such stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%.

    Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder or payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

    The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depositary.

WHAT NUMBER TO GIVE THE DEPOSITARY

    The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

SUBSTITUTE            TO BE COMPLETED BY ALL STOCKHOLDERS
                              (SEE INSTRUCTION 9)
FORM W-9
                      PAYER'S NAME:  THE BANK OF NEW YORK

                      PART 1--PLEASE PROVIDE YOUR TIN IN THE     _______________
                      BOX AT RIGHT AND CERTIFY BY SIGNING        SOCIAL SECURITY
                      AND DATING BELOW                                 NUMBER

                                                    OR__________________________
                                                      EMPLOYER IDENTIFICATION
                                                              NUMBER


                          PART 2--CERTIFICATES--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
                          (1) The number shown on this form is my correct
                              Taxpayer Identification Number (or I am waiting for a number to be issued to me); and
   DEPARTMENT OF THE
       TREASURY
   INTERNAL REVENUE
       SERVICE
                          (2) I am not subject to backup withholding because
                              (i) I am exempt from backup withholding
                              (ii) I have not been notified by the
                              Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding. Certification Instructions--You must cross out item (2) in Part 2
                              above if you have been notified by the
                              IRS that you are subject to     backup
                              withholding because of under-reporting
                              interest or dividends         on your
                              tax return. However, if after being
                              notified by the IRS that you were
                              subject to backup withholding you
                              received another notification from the
                              IRS stating that you are no longer
                              subject to backup withholding, do not
                              cross out item(2).
  PAYER'S REQUEST FOR
TAXPAYER IDENTIFICATION
      NUMBER (TIN)
                                                                         PART 3
   SIGNATURE ___________________ DATE ____________
                                                                       AWAITING
 NAME (PLEASE PRINT)______________________________
                                                                        TIN / /


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATIONS OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

------------------------------------------                         -------------
                Signature                                              Date

------------------------------------------
          Name (Please Print)

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.

        UNITED STATES                                      EUROPE
       77 Water Street                        Royex House, Aldermarbury Square
   New York, New York 10005                       London, England EC2V 7HR
CALL TOLL-FREE: 1-800-714-3313                  (44) 171-600-5005 (COLLECT)

                     The Dealer Managers for the Offer are:


                              GOLDMAN, SACHS & CO.

                                85 Broad Street
                            New York, New York 10004
                            (Toll Free) 800-323-5678

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens; i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:       GIVE THE
                                SOCIAL SECURITY
                                NUMBER OF--
------------------------------------------------------

  1.  An individual's account   The individual

  2.  Two or more individuals   The actual owner of
      (joint account)           the account or, if
                                combined funds, the
                                first individual on
                                the account(1)

  3.  Husband and wife (joint   The actual owner of
      account)                  the account or, if
                                joint funds, the first
                                individual on the
                                account(1)

  4.  Custodian account of a    The minor(2)
      minor (Uniform Gift to
      Minors Act)

  5.  Adult and minor (joint    The adult or, if the
      account)                  minor is the only
                                contributor, the
                                minor(1)

  6.  Account in the name of    The ward, minor, or
      guardian or committee     incompetent person(3)
      for a designated ward,
      minor or incompetent
      person

  7.  a. The usual revocable    The grantor-trustee(1)
         savings trust
         account (grantor is
         also trustee)

      b. So-called trust        The actual owner(1)
        account that is not a
         legal or valid trust
         under State law

  8.  Sole proprietorship       The owner(4)
      account


------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:       GIVE THE EMPLOYER
                                IDENTIFICATION
                                NUMBER OF--
------------------------------------------------------

  9.  A valid trust, estate,    The legal entity (Do
      or pension trust          not furnish the
                                identifying number of
                                the personal
                                representative or
                                trustee unless the
                                legal entity itself is
                                not designated in the
                                account title.)(5)

 10.  Corporate account         The corporation

 11.  Religious charitable,     The organization
      or educational
      organization account

 12.  Partnership account       The partnership
      held in the name of the
      business

 13.  Association, club, or     The organization
      other tax-exempt
      organization

 14.  A broker or registered    The broker or nominee
      nominee

 15.  Account with the          The public entity
      Department of
      Agriculture in the name
      of a public entity
      (such as a State or
      local government,
      school district, or
      prison) that receives
      agricultural program

------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4) Show the name of the owner.

(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEE EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

 . A corporation.

 . A financial institution.

 . An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under Section 403(b)(7).

 . The United States or any agency or instrumentality thereof.

 . A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

 . A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

 . An international organization or any agency, or instrumentality thereof.

 . A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

 . A real estate investment trust.

 . A common trust fund operated by a bank under section 584(a).

 . An exempt charitable remainder trust, or a nonexempt trust described in section 4947(a)(1).

 . An entity registered at all times under the Investment Company Act of 1940.

 . A foreign central bank of issue.

   Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

 . Payments to nonresident aliens subject to withholding under section 1441.

 . Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

 . Payments of patronage dividends where the amount received is not paid in money.

 . Payments made by certain foreign organizations.

 . Payments made to a nominee.

   Payments of interest not generally subject to backup withholding include the following:

 . Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

 . Payments of tax-exempt interest (including exempt-interest dividends under section 852).

 . Payments described in section 6049(b)(5) to non-resident aliens.

 . Payments on tax-free covenant bonds under section 1451.

 . Payments made by certain foreign organizations.

 . Payments made to a nominee.

Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

   Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and the regulations under those sections.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. Payers must be given the numbers whether or not recipients are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.-- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                   CONSULTANT OR THE INTERNAL REVENUE SERVICE

   Unless otherwise noted herein, all references to section numbers or regulations are references to the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.